UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 20, 2014

COMPRESSCO PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, Suite 1200

Oklahoma City, Oklahoma 73102

(Address of principal executive offices)

Registrant’s telephone number, including area code: (405) 677-0221

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 20, 2014, Compressco Partners, L.P. issued a press release announcing the commencement of a private offering of $350,000,000 in aggregate principal amount of its senior notes due 2022. A copy of the press release is furnished as Exhibit 99.1 hereto. This announcement does not constitute an offer to sell, or the solicitation of an offer to buy, the notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated July 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compressco Partners, L.P.

	By:	Compressco Partners GP Inc., its general partner

Date: July 20, 2014	By:	/s/ Ronald J. Foster
Ronald J. Foster President

EXHIBIT INDEX

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated July 20, 2014.

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